UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 04/10/2011

GLOBAL CROSSING LTD

(Exact name of registrant as specified in its charter)

Commission File Number: 001-16201

Bermuda	980189783
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Wessex House, 45 Reid Street

Hamilton, Bermuda

HM12

(Address of principal executive offices, including zip code)

441-296-8600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 10, 2011, Global Crossing Limited, a Bermuda company (the “Company”), entered into an Agreement and Plan of Amalgamation (the “Plan of Amalgamation”) with Level 3 Communications, Inc., a Delaware corporation (“Level 3”) and Apollo Amalgamation Sub, Ltd., a Bermuda company and wholly-owned subsidiary of Level 3 (“Amalgamation Sub”), pursuant to which the Company and Amalgamation Sub will be amalgamated under Bermuda law with the surviving amalgamated company continuing as a subsidiary of Level 3 (the “Amalgamation”). Under the terms and subject to the conditions of the Plan of Amalgamation, each share of common stock of the Company will be converted into 16 shares of common stock of Level 3. A copy of the press release announcing the entrance into the Plan of Amalgamation is attached hereto as Exhibit 99.1. The material terms of the Plan of Amalgamation, including the conditions thereto, will be described in a subsequent filing on Form 8-K.

As indicated in the press release, the Company and Level 3 held a joint investor and media conference call on April 11, 2011 at 9:00 a.m. EDT to discuss the transaction. On the conference call, which was open to the public, the Company and Level 3 discussed the presentation materials attached hereto as Exhibit 99.2. The public was able to access the conference call via the methods set forth under the heading “Conference Call and Webcast” in the press release. The Company also made available on its website certain other communication materials regarding the Amalgamation, which are attached hereto as Exhibit 99.3.

On April 11, 2011, the Company distributed certain other communications materials to its employees regarding the Amalgamation, which are attached hereto as Exhibit 99.4.

Additional Information and Where to Find It

In connection with the Amalgamation, the Company will prepare a proxy statement to be filed with the Securities and Exchange Commission (the “SEC”). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE AMALGAMATION CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMALGAMATION. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing such request to: the Company by telephone at (800) 836-0342 or by submitting a request by e-mail to glbc@globalcrossing.com or a written request to the Secretary, Wessex House, 45 Reid Street, Hamilton HM12 Bermuda or from Global Crossing’s Investor Relations page on its corporate website at http://www.globalcrossing.com.

Participants in Solicitation

This report is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell common stock of the Company or Level 3. The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the special meeting of shareholders that will be held to consider the Amalgamation. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on May 19, 2010, and in the proxy statement for the Company’s 2011 Annual Meeting of Shareholders, which is expected to be filed with the SEC prior to April 30, 2011. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the Amalgamation, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Amalgamation, when filed with the SEC.

Forward-Looking Statements

Certain statements herein are “forward-looking statements”. Such forward-looking statements reflect the Company’s current expectations or beliefs concerning future events and actual events may differ materially from historical results or current expectations. Any such forward-looking statements relating to the Amalgamation are subject to various risks and uncertainties, including uncertainties as to the timing of the Amalgamation, the possibility that alternative acquisition proposals will be made, the possibility that alternative acquisition proposals will not be made, the possibility that various closing conditions for the Amalgamation may not be satisfied or waived and the possibility that Level 3 and Amalgamation Sub will be unable to obtain sufficient funds to close the Amalgamation. Any such forward-looking statements relating to our business are subject to various risks and uncertainties, including the Company’s history of substantial operating losses and the fact that, in the near term, funds from operations will not satisfy cash requirements; the availability of future borrowings in an amount sufficient to pay the Company’s indebtedness and to fund its other liquidity needs; legal and contractual restrictions on the inter-company transfer of funds by the Company’s subsidiaries; the Company’s ability to continue to connect its network to incumbent carriers’ networks or maintain Internet peering arrangements on favorable terms; the consequences of any inadvertent violation of the Company’s Network Security Agreement with the U.S. Government; increased competition and pricing pressures resulting from technology advances and regulatory changes; competitive disadvantages relative to competitors with superior resources; political, legal and other risks due to the Company’s substantial international operations; risks associated with movements in foreign currency exchange rates; risks related to restrictions on the conversion of the Venezuelan bolivar into U.S. dollars and to the resultant buildup of a material excess bolivar cash balance, which is carried on the Company’s books at the official exchange rate, attributing to the bolivar a value that is significantly greater than the value that would prevail on an open market; potential weaknesses in internal controls of acquired businesses, and difficulties in integrating internal controls of those businesses with the Company’s own internal controls; exposure to contingent liabilities; and other factors which are set forth in the Company’s Form 10-K and in all filings with the SEC made by the Company subsequent to the filing of the Form 10-K. The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Joint press release of Global Crossing Limited and Level 3 Communications, Inc. dated as of April 11, 2011.

Exhibit 99.2	Presentation Material to be discussed on the Global Crossing Limited and Level 3 Communications, Inc. joint investor and media conference call on April 11, 2011.

Exhibit 99.3	Fact Sheet.

Exhibit 99.4	Global Crossing Employee Q&A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CROSSING LTD

Date: April 11, 2011	By:	/s/ Mitchell C. Sussis
Mitchell C. Sussis
SVP and Secretary